UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2023

SYNEOS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36730	27-3403111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 Sync Street Morrisville, North Carolina	27560-5468
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 876-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	SYNH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on May 10, 2023, Syneos Health, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Star Parent, Inc., a Delaware corporation (“Parent”), and Star Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent.

Parent intends to share certain supplemental information about the Company with potential investors as it seeks to raise its debt financing to fund the Merger as described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on June 27, 2023. The Company expects that its existing Senior Notes due January 2029 will be redeemed in connection with the Merger and related debt financing. The Company and Parent’s joint press release announcing the financing is attached hereto as Exhibit 99.1. Relevant excerpts of the supplemental information to be shared with investors are provided below:

Certain Supplemental Metrics

The below percentages of revenue and net revenue by business line are provided for the year ended December 31, 2022:

Business Line	% of Revenue	% of Net Revenue (1)
Clinical Solutions
Full Service (“FSO”)	80%	73%
Functional Service (“FSP”)	13%	19%
Early Phase, Real World Evidence & Late Phase Services	7%	8%
Commercial Solutions
Deployment Solutions	68%	66%
Public Relations (“PR”) / Medical Communications	15%	15%
Advertising	9%	10%
Consulting Services & Other	8%	9%

(1)	Net revenue is a non-GAAP financial metric. See “Information Regarding Non-GAAP Financial Metrics” below for a reconciliation to the most comparable GAAP equivalent.

The below is the Company’s previously disclosed Consolidated Statements of Operations for the six months ended June 30, 2023 and 2022 and the year ended December 31, 2022 and 2021:

	Six Months Ended June 30,		Year Ended December 31,
(in thousands)	2023	2022	2022	2021
Consolidated Statements of Operations:
Revenue	$2,722,880	$2,696,992	$5,393,082	$5,212,970
Costs and operating expenses:
Direct costs (exclusive of depreciation and amortization)	2,159,912	2,079,329	4,138,816	3,994,484
Selling, general, and administrative expenses	344,040	279,206	547,254	570,765
Restructuring and other costs	95,328	24,540	56,641	22,816
Depreciation	43,950	41,820	86,053	73,832
Amortization	76,969	81,603	161,126	161,793

Total operating expenses	2,720,199	2,506,498	4,989,890	4,823,690

Income from operations	2,681	190,494	403,192	389,280
Total other expense, net:
Interest income	(2,236)	(39)	(1,609)	(111)

	Six Months Ended June 30,		Year Ended December 31,
(in thousands)	2023	2022	2022	2021
Consolidated Statements of Operations:
Interest expense	64,664	33,867	82,397	79,252
Loss on extinguishment of debt	—	—	817	3,612
Other expense (income), net	14,754	(510)	7,022	(8,633)

Total other expense, net	77,182	33,318	88,627	74,120

(Loss) income before provision for income taxes	(74,501)	157,176	314,565	315,160
Income tax (benefit) expense	(3,145)	33,256	48,068	80,329

Net (loss) income	$(71,356)	$123,920	$266,497	$234,831

	Six Months Ended June 30,		Year Ended December 31,
	2023	2022	2022	2021
(in thousands, except ratios or as otherwise stated)
Other Supplemental Data:
Adjusted net income(1)	$165,857	$234,156	$488,171	$468,432
Clinical Solutions net new business awards (in millions)(2)			2,841.6	4,372.9
Clinical Solutions backlog (in millions)(3)	8,862.1	10,634.4	9,262.7	10,569.0
Reported EBITDA(1)	108,846	314,427	642,532	629,926
Management Adjusted EBITDA(1)	323,185	381,734	800,829	765,303
Adjusted EBITDA(1)			727,829

(1)

Adjusted net income, Reported EBITDA, Management Adjusted EBITDA and Adjusted EBITDA are non-GAAP financial metrics. See “Information Regarding Non-GAAP Financial Metrics” below for a reconciliation of each to the most comparable GAAP equivalent.

(2)	Clinical Solutions net new business awards represent new business awards of the Clinical Solutions segment, net of cancellations and are presented on a trailing twelve month basis.
(3)

Clinical Solutions backlog is presented as of the last day of the period shown and represents anticipated revenue for work not yet completed or performed under executed contracts and other forms of written confirmation, where there is sufficient or reasonable certainty about the customer’s availability and intent to fund. Our backlog also reflects any cancellation or adjustment activity related to these awards. The Company’s backlog policy is conservative relative to the industry, as the Clinical Solutions awards and backlog policy requires that work must be expected to begin within six months of the end of the quarter in which the award was recognized in order to be added to the backlog. FSP awards are only booked on a twelve-month basis.

The Company’s Clinical Solutions book-to-bill ratio excluding reimbursable out-of-pocket expenses for the three months ended June 30, 2023 was 0.9x. Clinical Solutions book-to-bill ratio excluding reimbursable out-of-pocket expenses, represents Clinical Solutions net new business awards, excluding reimbursable out-of-pocket expenses, divided by Clinical Solutions revenue, excluding reimbursable out-of-pocket expenses, in each case for the respective period.

Information Regarding Non-GAAP Financial Metrics

This Current Report on Form 8-K (“Form 8-K”) includes certain supplemental financial measures of the Company’s performance that have not been calculated in accordance with GAAP, including, for example, net revenue, adjusted net income, Reported EBITDA, Management Adjusted EBITDA, and Adjusted EBITDA. Parent anticipates that each of the non-GAAP measures noted in this Form 8-K will be used by management and the Board, following closing of the Merger, to evaluate the Company’s core operating results because they exclude certain items whose fluctuations from period-to-period do not necessarily correspond to changes in the core operations of the business.

Such non-GAAP financial measures are not prepared with a view towards compliance with published guidelines of the SEC, and are not measures of net income, operating income or any other performance measure derived in accordance with GAAP, and are subject to important limitations. These non-GAAP financial measures exclude or include amounts from the most directly comparable measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets, or statements of cash flows of the Company, and they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. Also, other companies might calculate these measures differently. Reconciliation of such non-GAAP financial measures to the most closely comparable financial measure calculated in accordance with GAAP are provided below.

Clinical Solutions Business Unit Revenue to Net Revenue

Net revenue is defined as revenue less reimbursable out-of-pocket expenses. The table below shows each business unit’s revenue, reimbursable out-of-pocket expenses and net revenue for the year ended December 31, 2022.

Business Unit	FSO	FSP	Early Phase & Other	Total
Revenue	$3,252.0	$533.0	$285.6	$4,070.6
Reimbursable out-of-pocket expenses	(1,203.6)	(11.0)	(49.0)	(1,263.6)
Net Revenue	$2,048.4	$522.0	$236.6	$2,807.0

Commercial Solutions Business Unit Revenue to Net Revenue

Net revenue is defined as revenue less reimbursable out-of-pocket expenses. The table below shows each business unit’s revenue, reimbursable out-of-pocket expenses and net revenue for the year ended December 31, 2022.

Business Unit	Deployment Solutions	PR / Medical Communications	Advertising	Consulting Services & Other	Total
Revenue	$894.0	$193.2	$124.4	$110.9	$1,322.5
Reimbursable out-of-pocket expenses	(156.0)	(29.4)	(13.6)	(4.6)	(203.6)
Net Revenue	$738.0	$163.8	$110.8	$106.3	$1,118.9

Adjusted Net Income

Adjusted net income is defined as net income excluding amortization; restructuring and other costs; transaction, integration-related, and other expenses; share-based compensation expense; other income (expense), net; loss on extinguishment of debt; and the income tax effect of the above adjustments. The below table presents a reconciliation from net income to adjusted net income.

	Six Months Ended June 30,		Year Ended December 31,
	2023	2022	2022	2021
(in thousands)
Adjusted net income:
Net (loss) income, as reported	$(71,356)	$123,920	$266,497	$234,831
Amortization (a)	76,969	81,603	161,126	161,793
Restructuring and other costs (b)	95,328	24,540	56,641	22,816
Transaction, integration-related, and other expenses (c)	65,431	9,753	36,547	52,378
Share-based compensation expense (d)	38,826	33,524	57,270	65,204
Other income (expense), net (e)	14,754	(510)	7,022	(8,633)
Loss on extinguishment of debt (f)	—	—	817	3,612
Income tax adjustment to normalized rate (g)	(54,095)	(38,674)	(97,749)	(63,569)

Adjusted net income	$165,857	$234,156	$488,171	$468,432

(a)

Represents the amortization of intangible assets associated with acquired backlog, customer relationships, trade names and trademarks, intellectual property, patient communities, and acquired technologies.

(b)

Restructuring and other costs consist primarily of termination costs associated with abandonment and closure of redundant facilities and other lease-related charges and severance costs associated with reduction/optimization of our workforce as part of our business transformation initiatives.

(c)

Represents fees associated with acquisitions, debt placement and refinancings, and other corporate costs that management believes are not representative of our operating performance, including one-time costs associated with our business transformation initiatives, the pending Merger, implementation costs associated with a new enterprise resource planning system, and incremental costs resulting from the war in Ukraine.

(d)	Represents non-cash share-based compensation expense related to awards granted under equity incentive plans.
(e)

Other expense (income), net is comprised primarily of foreign currency exchange gains and losses, other gains and losses related to investments, and contingent consideration related to divested businesses.

(f)	Loss on extinguishment of debt is associated with debt prepayments and refinancing activities.
(g)

Represents the income tax effect of the non-GAAP adjustments made to arrive at adjusted net income using an estimated effective tax rate of approximately 23.5% for the six months ended June 30, 2023 and June 30, 2022. Represents the income tax effect of the non-GAAP adjustments made to arrive at adjusted net income using estimated effective tax rates of approximately 23.0% and 23.5% for the years ended December 31, 2022 and December 31, 2021, respectively. These rates have been adjusted to exclude tax impacts related to valuation allowances recorded against deferred tax assets.

Reported EBITDA, Management Adjusted EBITDA, Adjusted EBITDA

Reported EBITDA represents earnings before interest, taxes, depreciation and amortization. The Company defines Management Adjusted EBITDA as Reported EBITDA, further adjusted to exclude expenses and transactions that the Company believes are not representative of its core operations, namely: restructuring and other costs; transaction, integration-related, and other expenses; share-based compensation expense; and other income (expense), net. The Company defines Adjusted EBITDA as Management Adjusted EBITDA, further adjusted to add expenses or exclude gains that the Company believes are not representative of its normal operations, namely: adding certain bonus costs, excluding certain gains on sales of fleet vehicles, and accounting for other normalizing adjustments. The below table reconciles net income, the most directly comparable GAAP measure, to Reported EBITDA, Management Adjusted EBITDA, and Adjusted EBITDA.

	Six Months Ended June 30,		Year Ended December 31,
	2023	2022	2022	2021
(in thousands)
Reported EBITDA:
Net (loss) income, as reported	$(71,356)	$123,920	$266,497	$234,831
Interest expense, net	62,428	33,828	80,788	79,141
Income tax (benefit) expense	(3,145)	33,256	48,068	80,329
Depreciation	43,950	41,820	86,053	73,832
Amortization (a)	76,969	81,603	161,126	161,793

Reported EBITDA (b)	$108,846	$314,427	$642,532	$629,926

	Six Months Ended June 30,		Year Ended December 31,
	2023	2022	2022	2021
(in thousands)
Management Adjusted EBITDA:
Net (loss) income, as reported	$(71,356)	$123,920	$266,497	$234,831
Interest expense, net	62,428	33,828	80,788	79,141
Income tax (benefit) expense	(3,145)	33,256	48,068	80,329
Depreciation	43,950	41,820	86,053	73,832
Amortization (a)	76,969	81,603	161,126	161,793
Restructuring and other costs (c)	95,328	24,540	56,641	22,816
Transaction, integration-related, and other expenses (d)	65,431	9,753	36,547	52,378
Share-based compensation (e)	38,826	33,524	57,270	65,204
Other expense (income), net (f)	14,754	(510)	7,022	(8,633)
Loss on extinguishment of debt (g)	—	—	817	3,612

Management Adjusted EBITDA	$323,185	$381,734	$800,829	$765,303

Year Ended December 31, 2022
(in thousands)
Adjusted EBITDA:
Net (loss) income, as reported	$266,497
Interest expense, net	80,788
Income tax (benefit) expense	48,068
Depreciation	86,053
Amortization (a)	161,126
Restructuring and other costs (c)	56,641
Transaction, integration-related, and other expenses (d)	36,547
Share-based compensation (e)	57,270
Other expense (income), net (f)	7,022
Loss on extinguishment of debt (g)	817
Bonus normalization (h)	(48,000)
Gain on sale of fleet vehicles (i)	(15,000)
Other normalizing adjustments	(10,000)

Adjusted EBITDA	$727,829

(a)

Represents the amortization of intangible assets associated with acquired backlog, customer relationships, trade names and trademarks, intellectual property, patient communities, and acquired technologies.

(b)	Reported EBITDA for historical periods represents EBITDA as previously reported (except for the six months ended June 30, 2023, which was not previously disclosed).
(c)

Restructuring and other costs consist primarily of termination costs associated with abandonment and closure of redundant facilities and other lease-related charges and severance costs associated with reduction/optimization of our workforce as part of our business transformation initiatives.

(d)

Represents fees associated with acquisitions, debt placement and refinancings, ongoing sponsor management fees, and other corporate costs that management believes are not representative of our operating performance, including one-time costs associated with our business transformation initiatives, implementation costs associated with a new enterprise resource planning system, and incremental costs resulting from the war in Ukraine.

(e)	Represents non-cash share-based compensation expense related to awards granted under equity incentive plans.
(f)	Other expense, net is comprised primarily of foreign currency exchange gains and losses, other gains and losses related to investments, and contingent consideration related to divested businesses.
(g)	Loss on extinguishment of debt is associated with debt prepayments and refinancing activities.
(h)

In 2022, no bonuses were paid that were associated with the annual plan other than clinical consulting related bonuses. Syneos instituted a new plan in 2023 with specific targeted metrics in order to receive a pay-out.

(i)

Vehicle sales were accelerated in 2022 to take advantage of macro-economic supply and demand factors driving unusually high prices for used vehicles. This adjustment utilized the 2019-2021 average to adjust the 2022 gain to historical levels.

The information in this Item 7.01 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. This Form 8-K and the information contained herein shall not constitute an offering to buy or sell securities of the Company.

Forward-Looking Statements

Certain statements contained in this Form 8-K may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. All statements, other than historical facts, including statements regarding the financing for the Merger and the expected retirement of the Company’s Senior Notes due January 2029, are forward-looking statements. The forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond its control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including the failure to close the proposed transaction by November 10, 2023; (ii) the failure to obtain certain required regulatory approvals to the completion of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction; (iii) any difficulties of Star Parent, Inc., an affiliated entity of Elliott Investment Management, Patient Square Capital and Veritas Capital, in financing the transaction as a result of uncertainty or adverse developments in the debt or equity capital markets or otherwise; (iv) the effect of the announcement of the proposed transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (v) the response of competitors to the proposed transaction; (vi) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (vii) the ability to meet expectations regarding the timing and completion of the proposed transaction; (viii) significant costs associated with the proposed transaction; (ix) litigation relating to the proposed transaction; (x) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities; and (xi) the risk factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 as updated by the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, and its other filings with the Securities and Exchange Commission, copies of which are available free of charge on the Company’s website at investor.syneoshealth.com. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are included with this Form 8-K:

Exhibit No.

99.1	Press Release, dated September 6, 2023.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded with the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNEOS HEALTH, INC.

Date: September 6, 2023	By:	/s/ Michael J. Bonello
		Name:	Michael J. Bonello
		Title:	Chief Financial Officer